UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:  811-10041

JNL Investors Series Trust
(Exact name of registrant as specified in charter)

1 Corporate Way, Lansing, Michigan 48951
(Address of principal executive offices)

225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606
(Mailing Address)

Steven J. Fredricks
Jackson National Asset Management, LLC
225 West Wacker Drive, Suite 1200
Chicago, Illinois 60606
(Name and Address of agent of service)

Registrant's telephone number, including area code:  (517) 381-5500

Date of fiscal year end:  October 31

Date of Reporting Period:  November 1, 2009 – January 31, 2010

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5).  The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D.C. 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Schedule of Investments.

JNL® Investors Series Trust
Schedules of Investments (Unaudited)
January 31, 2010
	Shares/Par	Value
JNL/PPM America Total Return Fund
COMMON STOCKS - 0.2%
FINANCIALS - 0.2%
Citigroup Inc.	12,269	$ 40,733

Total Common Stocks (cost $29,149)		40,733

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 16.5%
Banc of America Commercial Mortgage Inc. REMIC, 5.74%, 02/10/51 (d)	$ 300,000	278,546
Bear Stearns Commercial Mortgage Securities Inc.
REMIC, 5.20%, 12/11/38	300,000	289,926
REMIC, 5.74%, 09/11/42 (d)	300,000	301,773
REMIC, 5.69%, 06/11/50 (d)	300,000	281,519
Countrywide Asset-Backed Certificates REMIC, 4.95%, 02/25/36 (d)	209,966	205,625
Delta Air Lines Inc., 7.75%, 12/17/19 (g) (k)	138,000	145,245
Greenwich Capital Commercial Funding Corp. REMIC, 5.44%, 03/10/39	300,000	277,912
John Deere Owner Trust, 5.07%, 04/15/14	257,487	263,699
JPMorgan Chase Commercial Mortgage Securities Corp. REMIC, 5.75%, 02/12/49 (d)	250,000	234,660
MBNA Credit Card Master Note Trust, 4.50%, 01/15/13	250,000	255,255
Morgan Stanley Capital I
REMIC, 5.65%, 06/11/42 (d)	300,000	302,284
REMIC, 5.88%, 06/11/49 (d)	300,000	273,522
Morgan Stanley Re-REMIC Trust, 5.84%, 04/12/17 (d) (g) (k)	300,000	284,445
United Airlines Inc., 9.75%, 01/15/17	100,000	105,000
Wachovia Bank Commercial Mortgage Trust
REMIC, 5.74%, 05/15/43 (d)	300,000	303,159
REMIC, 5.77%, 07/15/45 (d)	300,000	290,168

Total Non-U.S. Government Agency Asset-Backed Securities (cost $3,490,418)		4,092,738

CORPORATE BONDS AND NOTES - 55.1%
CONSUMER DISCRETIONARY - 5.8%
American Axle & Manufacturing Holdings Inc., 9.25%, 01/15/17 (g) (k)	100,000	103,500
Comcast Cable Communications Holdings Inc., 8.38%, 03/15/13	37,000	42,982
D.R. Horton Inc., 6.50%, 04/15/16	125,000	121,250
DirecTV Holdings LLC, 4.75%, 10/01/14 (g) (k)	178,000	185,632
Grupo Televisa SA, 6.63%, 01/15/40 (g) (k)	166,000	168,296
Interpublic Group Cos. Inc., 10.00%, 07/15/17	100,000	110,500
Libbey Glass Inc., 10.00%, 02/15/15 (g) (i) (k)	100,000	98,125
MDC Partners Inc., 11.00%, 11/01/16 (g) (k)	112,000	118,160
Meritage Homes Corp., 6.25%, 03/15/15	100,000	93,750
MGM Mirage Inc., 11.13%, 11/15/17 (g) (k)	100,000	112,500
Volvo AB, 5.95%, 04/01/15 (g) (k)	177,000	187,455
Yonkers Racing Corp, 11.38%, 07/15/16 (g) (k)	100,000	105,250
		1,447,400
CONSUMER STAPLES - 1.9%
Altria Group Inc., 9.95%, 11/10/38 (h)	115,000	152,108
Bunge Ltd. Finance Co., 8.50%, 06/15/19 (h)	100,000	117,381
Delhaize Group, 5.88%, 02/01/14	83,000	91,231
Smithfields Foods Inc., 10.00%, 07/15/14 (g) (k)	100,000	108,875
		469,595
ENERGY - 5.1%
Aquilex Holdings LLC, 11.13%, 12/15/16 (g) (k)	100,000	104,000
Dolphin Energy Ltd., 5.89%, 06/15/19 (g) (k)	202,950	202,950
Newfield Exploration Co., 6.88%, 02/01/20	114,000	113,715
Petrobras International Finance Co., 5.75%, 01/20/20	173,000	171,074
Petroleos Mexicanos, 6.00% 03/05/20 (g) (i) (k)	300,000	296,982
Quicksilver Resources Inc., 9.13%, 08/15/19	100,000	106,000
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 4.50%, 09/30/12 (g) (k)	250,000	261,336
		1,256,057
FINANCIALS - 23.4%
Allstate Life Global Funding Trust, 5.38%, 04/30/13	100,000	108,505
American Express Travel Related Services Co. Inc., 5.25%, 11/21/11 (g) (k)	150,000	158,018
American General Finance Corp., 5.85%, 06/01/13	135,000	110,206
Ameritrade Holding Corp., 4.15%, 12/01/14	250,000	251,140
AON Corp., 8.21%, 01/01/27	100,000	103,610
Bank of America Corp.
6.50%, 08/01/16	125,000	135,307
6.00%, 09/01/17	165,000	171,169
8.00%, (callable at 100 on 01/30/18) (b)	125,000	118,681
BlackRock Inc., 3.50%, 12/10/14	100,000	100,221
Capital One Capital VI, 8.88%, 05/15/40	190,000	197,687
Cemex Finance LLC, 9.50%, 12/14/16 (g) (k)	100,000	101,750
Chubb Corp., 6.38%, 03/29/67 (d)	100,000	96,000
Citigroup Inc.
6.01%, 01/15/15	100,000	104,075
6.00%, 08/15/17	355,000	357,971
8.50%, 05/22/19	100,000	116,593
Credit Suisse AG, 5.40%, 01/14/20	159,000	158,789
Discover Bank, 8.70%, 11/18/19 (g) (k)	250,000	273,036
General Electric Capital Corp., 5.50%, 01/13/20	135,000	133,696
Genworth Financial Inc., 8.63%, 12/15/16	161,000	167,342
Goldman Sachs Group Inc.
5.25%, 10/15/13	100,000	107,382
6.75%, 10/01/37	100,000	98,877
Hyundai Capital Services Inc., 6.00%, 05/05/15 (g) (k)	100,000	106,280
JPMorgan Chase & Co., 7.90%, (callable at 100 beginning 04/30/18) (b)	100,000	102,431
Lloyds TSB Bank Plc, 5.80%, 01/13/20 (g) (k)	230,000	227,446
Macquarie Group Ltd.
7.30%, 08/01/14 (g) (k)	150,000	166,224
6.00%, 01/14/20 (g) (k)	166,000	164,051
Merrill Lynch & Co. Inc.
6.15%, 04/25/13	200,000	216,380
6.88%, 04/25/18	150,000	161,941
Morgan Stanley, 5.50%, 01/26/20	250,000	248,121
NiSource Finance Corp., 10.75%, 03/15/16 (h)	106,000	135,564
Pacific Life Insurance Co., 9.25%, 06/15/39 (g) (k)	98,000	124,458
Pricoa Global Funding I, 5.30%, 09/27/13 (g) (k)	155,000	169,229
Republic New York Corp., 9.50%, 04/15/14	145,000	168,700
Swiss Re Solutions Holding Corp., 7.75%, 06/15/30	200,000	219,324
UBS AG Stamford, 5.88%, 07/15/16	102,000	107,116
Virgin Media Finance Plc, 6.50%, 01/15/18 (g) (k)	100,000	98,375
WEA Finance LLC, 5.75%, 09/02/15 (g) (k)	100,000	107,338
Wells Fargo & Co., 7.98%, (callable at 100 beginning 03/15/18) (b)	100,000	101,000
		5,794,033
HEALTH CARE - 1.7%
Boston Scientific Corp.
4.50%, 01/15/15	199,000	200,474
7.38%, 01/15/40	100,000	106,487
HCA Inc., 9.25%, 11/15/16	100,000	105,500
		412,461
INDUSTRIALS - 3.7%
ACCO Brands Corp., 10.63%, 03/15/15 (g) (k)	100,000	109,500
Allied Waste North America Inc., 6.88%, 06/01/17	100,000	108,000
American Airlines Pass Through Trust, 10.38%, 07/02/19	177,767	201,766
Navistar International Corp., 8.25%, 11/01/21	100,000	101,000
Owens Corning, 9.00%, 06/15/19	100,000	114,969
Spirit Aerosystems Inc., 7.50%, 10/01/17 (g) (k)	100,000	100,750
United Airlines Inc., 9.88%, 08/01/13 (g) (k)	100,000	101,000
Wolseley Plc - Private Placement, 5.32%, 11/17/20 (f) (i) (j)	100,000	77,767
		914,752
INFORMATION TECHNOLOGY - 0.4%
Advanced Micro Devices Inc., 8.13%, 12/15/17 (g) (k)	100,000	100,500

MATERIALS - 8.9%
Allegheny Technologies Inc., 9.38%, 06/01/19	100,000	119,393
Anglo American Capital Plc, 9.38%, 04/08/14 (g) (k)	250,000	302,757
Boise Paper Holdings LLC, 9.00%, 09/11/17 (g) (k)	100,000	105,750
Cargill Inc., 7.35%, 03/06/19 (g) (k)	100,000	116,915
Dow Chemical Co.
7.60%, 05/15/14 (h)	150,000	172,580
8.55%, 05/15/19 (h)	125,000	149,490
Hexion US Finance Corp., 8.88%, 02/01/18 (g) (k)	121,000	116,614
Huntsman International LLC, 5.50%, 06/30/16 (g) (k)	140,000	122,150
International Paper Co., 7.30%, 11/15/39 (h)	178,000	191,932
PE Paper Escrow GmbH, 12.00%, 08/01/14 (g) (k)	100,000	110,500
Teck Resources Ltd., 10.75%, 05/15/19	100,000	117,750
Terra Capital Inc., 7.75%, 11/01/19 (g) (k)	100,000	104,000
Vale Overseas Ltd., 6.88%, 11/10/39	160,000	163,381
Voto-Votorantim Overseas Trading Operations NV, 6.63%, 09/25/19 (g) (k)	100,000	99,000
Weyerhaeuser Co., 7.38%, 10/01/19	190,000	203,124
		2,195,336
TELECOMMUNICATION SERVICES - 2.4%
CC Holdings GS V LLC, 7.75%, 05/01/17 (g) (k)	100,000	107,750
Clearwire Communications LLC, 12.00%, 12/01/15 (g) (k)	100,000	100,500
Rogers Wireless Communications Inc., 6.38%, 03/01/14	100,000	112,012
Telecom Italia Capital SA, 6.18%, 06/18/14	150,000	164,493
Virgin Media Finance Plc, 8.38%, 10/15/19	100,000	102,500
		587,255
UTILITIES - 1.8%
Abu Dhabi National Energy Co., 4.75%, 09/15/14 (g) (k)	175,000	169,647
CenterPoint Energy Houston Electric LLC, 7.00%, 03/01/14	150,000	173,562
Oncor Electric Delivery Co., 6.80%, 09/01/18	100,000	112,359
		455,568

Total Corporate Bonds and Notes (cost $12,442,442)		13,632,957

GOVERNMENT AND AGENCY OBLIGATIONS - 27.2%
GOVERNMENT SECURITIES - 2.3%
Municipals - 0.4%
University of California Build America Bond, 5.77%, 05/15/43	100,000	98,868

Sovereign - 0.4%
Tennessee Valley Authority, 5.25%, 09/15/39	100,000	100,912

U.S. Treasury Securities - 1.5%
U.S. Treasury Bond, 5.25%, 11/15/28	150,000	166,734
U.S. Treasury Note, 2.63%, 12/31/14	205,000	207,995
		374,729
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 24.9%
Federal Home Loan Bank - 12.9%
Federal Home Loan Mortgage Corp.
4.50%, 02/01/20, TBA (c)	585,000	608,217
6.00%, 02/12/31, TBA (c)	1,010,000	1,081,963
4.50%, 02/01/36, TBA (c)	995,000	1,004,950
6.50%, 02/01/38	447,540	483,331
		3,178,461
Federal National Mortgage Association - 7.2%
Federal National Mortgage Association
5.13%, 01/02/14	150,000	163,763
5.50%, 02/19/18, TBA (c)	572,000	611,236
5.00%, 02/13/36, TBA (c)	960,000	997,500
		1,772,499
Government National Mortgage Association - 4.8%
Government National Mortgage Association, 5.50%, 02/01/35, TBA (c)	1,130,000	1,195,858

Total Government and Agency Obligations (cost $6,668,631)		6,721,327

SHORT TERM INVESTMENTS - 23.6%
Mutual Funds - 23.6%
JNL Money Market Fund, 0.03% (a) (e)	5,853,236	5,853,236

Total Short Term Investments (cost $5,853,236)		5,853,236

Total Investments - 122.6% (cost $28,483,876)		30,340,991
Other Assets and Liabilities, Net - (22.6%)		(5,587,143)
Total Net Assets - 100%		$ 24,753,848

JNL Money Market Fund
SHORT TERM INVESTMENTS - 100.0%
Certificates of Deposit - 20.3%
Bank of Nova Scotia, 0.33%, 03/04/10	$ 10,000,000	$ 10,000,000
Barclays Bank Plc, 0.43%, 05/05/10	8,400,000	8,400,000
BNP Paribas, 0.33%, 05/04/10	16,000,000	16,000,763
Calyon North America Inc., 0.35%, 04/15/10	5,000,000	5,000,202
Calyon NY
0.28%, 02/26/10 (d)	5,000,000	4,999,055
0.31%, 05/11/10	6,800,000	6,800,000
Canadian Imperial Bank of New York, 0.40%, 05/26/10 (d)	5,000,000	5,000,000
Citibank, 0.21%, 03/02/10	11,500,000	11,500,000
Commonwealth, 0.29%, 06/08/10	11,200,000	11,200,000
DNB Nor Bank ASA
0.27%, 06/09/10	11,000,000	11,000,000
0.26%, 07/19/10	8,000,000	8,000,000
Nordea Bank AB, 1.43%, 04/28/10	5,500,000	5,515,594
Nordea Bank Finland Plc, 0.28%, 04/07/10	12,000,000	12,000,000
Rabobank Nederland, 0.27%, 07/20/10	13,500,000	13,500,000
Societe Generale NY, 0.30%, 05/17/10	10,000,000	10,000,000
Svenska Handelsbanken
0.31%, 05/13/10	9,000,000	9,000,126
0.47%, 06/10/10 (d)	3,000,000	3,000,084
Toronto-Dominion Bank NY, 0.34%, 04/12/10	10,000,000	10,000,776
UBS AG Stamford, 0.57%, 04/21/10	4,000,000	4,000,000
UBS-NY, 0.86%, 03/02/10	7,000,000	7,000,028
		171,916,628
Commercial Paper - 29.8%
Australia & New Zealand Banking Group Ltd., 0.26%, 06/15/10 (g) (k)	13,100,000	13,087,322
Bank of America Corp.
0.30%, 06/08/10	16,500,000	16,482,538
0.29%, 07/07/10 (g) (k)	5,700,000	5,692,837
CAFCO LLC
0.25%, 02/08/10 (g) (k)	8,600,000	8,599,590
0.19%, 04/19/10 (g) (k)	5,300,000	5,297,846
Chariot Funding LLC
0.18%, 02/12/10	3,500,000	3,499,808
0.14%, 02/16/10 (g) (k)	8,100,000	8,099,528
Ciesco LLC, 0.18%, 04/27/10 (g) (k)	13,800,000	13,794,135
Clipper Receivables Co., 0.17%, 03/09/10 (g) (k)	13,500,000	13,497,705
CRC Funding LLC
0.15%, 02/19/10 (g) (k)	9,300,000	9,299,303
0.16%, 02/22/10 (g) (k)	4,900,000	4,899,543
Enterprise Funding
0.19%, 02/10/10	8,700,000	8,699,587
0.19%, 02/22/10 (g) (k)	4,300,000	4,299,523
Falcon Asset Securitization Co. LLC, 0.15%, 02/23/10	5,500,000	5,499,496
General Electric Capital Corp., 0.18%, 04/20/10	20,000,000	19,992,200
HSBC Bank USA, 0.28%, 07/08/10 (g) (k)	9,000,000	8,989,010
Jupiter Securitization Corp., 0.14%, 02/16/10 (g) (k)	14,200,000	14,199,172
Kitty Hawk Funding Corp.
0.18%, 02/06/10 (g) (k)	4,400,000	4,399,670
0.16%, 02/16/10 (g) (k)	9,700,000	9,699,353
Merck & Co. Inc., 0.10%, 02/09/10 (g) (k)	9,000,000	8,999,800
Park Avenue Receivables Company LLC
0.15%, 02/05/10 (g) (k)	5,400,000	5,399,910
0.15%, 02/19/10 (g) (k)	6,100,000	6,099,543
Ranger Funding Co. LLC, 0.18%, 04/22/10 (g) (k)	7,000,000	6,997,200
Societe Generale, 0.30%, 07/13/10	8,300,000	8,300,186
Total Capital SA
1.45%, 02/05/10 (g) (k)	6,100,000	6,099,902
0.19%, 03/04/10 (g) (k)	6,500,000	6,498,936
Westpac Banking Corp., 0.29%, 04/07/10	12,000,000	11,993,716
Yorktown Capital LLC
0.19%, 02/05/10 (g) (k)	4,000,000	3,999,915
0.18%, 04/21/10 (g) (k)	9,900,000	9,896,089
		252,313,363
Federal Farm Credit Bank- 1.4%
Federal Farm Credit Bank, 2.38%, 04/07/10	12,000,000	12,046,859

Federal Home Loan Bank - 4.6%
Federal Home Loan Bank
1.05%, 02/17/10	5,000,000	5,000,281
0.27%, 02/24/10	10,000,000	9,998,281
0.22%, 03/24/10	20,000,000	19,993,767
0.20%, 04/07/10	4,006,000	4,004,553
		38,996,882
Federal Home Loan Mortgage Corp. - 18.8%
Federal Home Loan Mortgage Corp.
0.14%, 02/04/10 (d)	4,000,000	4,000,000
0.30%, 02/08/10	15,000,000	14,999,140
3.13%, 02/12/10	6,000,000	6,005,170
0.26%, 02/22/10	13,000,000	12,998,066
0.24%, 03/01/10	15,000,000	14,997,200
0.21%, 03/15/10	18,000,000	17,995,695
0.21%, 03/22/10	10,000,000	9,997,210
0.24%, 03/23/10	10,000,000	9,996,667
0.24%, 03/29/10	10,000,000	9,996,363
0.18%, 03/30/10	5,000,000	4,998,575
0.25%, 03/31/10	25,300,000	25,290,014
0.20%, 04/07/10	10,000,000	9,996,389
0.20%, 04/19/10	10,000,000	9,995,722
0.18%, 05/04/10	8,000,000	7,996,278
		159,262,489
Federal National Mortgage Association - 11.3%
Federal National Mortgage Association
0.29%, 02/10/10	15,000,000	14,998,913
0.21%, 03/10/10	10,000,000	9,997,842
0.21%, 03/17/10	25,000,000	24,993,736
0.20%, 03/31/10	15,000,000	14,995,167
0.20%, 04/14/10	15,000,000	14,994,000
0.19%, 07/07/10	6,000,000	5,995,059
0.17%, 07/14/10	9,000,000	8,993,072
		94,967,789
Floating Rate Note - 1.2%
National Australia Bank Ltd., 0.26%, 01/27/11 (d) (g) (k)	6,245,000	6,245,000
Procter & Gamble Co., 0.26%, 05/07/10 (d)	1,415,000	1,415,000
Procter & Gamble International Funding SCA, 0.53%, 02/08/10 (d)	2,400,000	2,400,000
		10,060,000
Mutual Funds - 0.0%
JPMorgan Prime Money Market Fund, 0.03% (e)	59,428	59,428

Repurchase Agreement - 12.6%
Repurchase Agreement with Banc of America Securites, 0.12% (Collateralized by
$65,763,276 Federal National Mortgage Association, 5.50%, due on 08/01/33, value
$68,492,254) acquired on 01/29/10, due 02/01/10 at $67,400,674.	$ 67,400,000	67,400,000
Repurchase Agreement with Barclays Capital, 0.11% (Collateralized by $9,131,217
Federal Home Loan Mortgage Corporation, 4.95%, due on 04/01/35, value $9,461,347,
$29,040,959 Federal National Mortgage Association, 5.50%, due on 11/01/48,
value $30,464,053) acquired on 01/29/10, due 02/01/10 at $39,300,360.	39,300,000	39,300,000
		106,700,000

Total Short Term Investments - 100.0.% (cost $846,323,438)		846,323,438
Other Assets and Liabilities, Net - 0.0%		245,075
Total Net Assets - 100%		$ 846,568,513

JNL® Investors Series Trust
Notes to the Schedules of Investments (Unaudited)
January 31, 2010

(a)	Investment in affiliate.
(b)	Perpetual maturity security. Interest rate is fixed until the first call date and variable thereafter.
(c)	Investment purchased on a delayed delivery basis. As of January 31, 2010, the total cost of investments purchased on a delayed delivery basis for the
JNL/PPM America Total Return Fund was $5,445,548.
(d)	Variable rate security. Rate stated was in effect as of January 31, 2010.
(e)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of January 31, 2010.
(f)	Security is restricted as to public resale. See restricted securities note below.
(g)	Rule 144A or Section 4(2) of the Securities Act of 1933, as amended, provides an exemption from the registration requirements for resale of this security to an institutional investor.
(h)	The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.
(i)	Security fair valued in good faith in accordance with the procedures established by JNL Investors Series Trust's ("Trust") Board of Trustees ("Board").
Good faith fair valued securities may be classified as Level 2 or Level 3 for Financial Accounting Standards Board ("FASB") Accounting Standards
Codification ("ASC") Topic 820 "Fair Value Measurements and Disclosures" based on the applicable valuation inputs. See FASB ASC Topic 820 "Fair
Value Measurements and Disclosures" in these Notes to the Schedules of Investments.
(j)	Illiquid security. At January 31, 2010, the aggregate value of illiquid securities and percentage of net assets were as follows: JNL/PPM America Total
Return Fund, $77,767 - 0.3%.
(k)	Rule 144A or Section 4(2) liquid security, the Fund has deemed this security to be liquid based on procedures approved by the Trust's Board.
As of January 31, 2010, the value of Rule 144A and Section 4(2) securities determined to be liquid was as follows: JNL/PPM America Total Return Fund
$6,046,289 and JNL Money Market Fund $184,090,832.

Abbreviations:
TBA - To Be Announced (Securities purchased on a delayed delivery basis)

Restricted Securities - Restricted securities are often purchased in private placement transactions and cannot be sold without prior registration unless the sale is pursuant to an exemption under the Securities Exchange Act of 1933, as amended. The following table details the restricted security held by the JNL/PPM America Total Return Fund at January 31, 2010:

			Value
	Acquisition		End	Percent of
	Date	Cost	of Period	Net Assets
Wolseley Plc - Private Placement, 5.32%, 11/17/20	8/31/2009	$65,641	$77,767	0.3%

Security Valuation – The net asset value (“NAV”) of each Fund shall be determined as of the close of trading (generally, 4:00 PM Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading.  All securities in the JNL Money Market Fund, as permitted by compliance with applicable provisions of Rule 2(a)-7 under the 1940 Act, and other short-term securities maturing within sixty (60) days are valued at amortized cost unless it is determined that such practice does not approximate market value.  Debt securities are generally valued by approved pricing services.  Pricing services utilized to value debt securities may use various pricing techniques which take into account appropriate factors such as: yield; credit quality; coupon rate; maturity; type of issue; trading characteristics; call features; credit ratings; and other data, as well as broker quotes.  If pricing services are unable to provide valuations, debt securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker/dealer or widely used quotation system.  Exchange traded futures contracts are valued at the last sales price as of the close of business on the local exchange.  Stocks traded on an exchange are generally valued at the official closing price of the exchange where the security is principally traded.  If there is no official closing price for the security, the security is priced based on prices furnished by independent pricing services approved by the Trust’s Board and may be valued at the last quoted sale price on the exchange where the security is principally traded or final bid price in the absence of a sale.  Stocks not listed on a national or foreign stock exchange are generally valued on the basis of prices furnished by approved pricing services and may be valued at the closing bid price on the over-the-counter market.  Investments in mutual funds are valued at the NAV per share determined as of the close of the NYSE on the valuation date.

Market quotations may not be readily available for certain investments or it may be determined that a quotation for an investment does not represent market value.  In such instances, the investment is fair valued as determined in good faith using procedures adopted by the Board.  Situations that may require an investment to be fair valued include instances where a security is thinly traded, halted or restricted as to resale.  In addition, investments may be fair valued based on the occurrence of a significant event.  Significant events may be specific to a particular issuer, such as mergers, restructurings or defaults.  Alternatively, significant events may affect an entire market, such as natural disasters, government actions, and significant changes in value of U.S. securities markets.  Under the procedures adopted by the Board, Jackson National Asset Management LLC ("JNAM" or "Adivser") may rely on pricing services or other sources to assist in determining the fair value of an investment.  Factors considered to determine fair value may include: the correlation with price movement of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading or other market data.

If an investment is valued at a fair value for purposes of calculating a Fund’s NAV, the value may be different from the last quoted price for the investment depending on the source and method used to determine the value.  Although there can be no assurance, in general, the fair value of an investment is the amount the owner of such investment might reasonably expect to receive upon its current sale.

JNL® Investors Series Trust
Notes to the Schedules of Investments (Unaudited)
January 31, 2010

FASB ASC Topic 820, “Fair Value Measurements and Disclosure” - This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.  Various inputs are used in determining the value of a Fund’s investments under FASB ASC Topic 820 guidance.  The inputs are summarized into three broad categories.  Level 1 includes valuations based on quoted prices of identical securities in active markets including valuations for securities listed on a national exchange or investments in mutual funds.  Level 2 includes valuations for which all significant inputs are observable, either directly or indirectly.  Direct observable inputs include broker quotes, closing prices of similar securities in active markets, closing prices for identical or similar securities in non-active markets or corporate action or reorganization entitlement values.  Indirect significant observable inputs include factors such as interest rates, yield curves, prepayment speeds or credit ratings.  Level 2 includes valuations for fixed income securities priced by pricing services, broker quotes in active markets and securities subject to corporate actions.  Level 3 includes valuations based on inputs that are unobservable and significant to the fair value measurement including the Adviser's own assumptions in determining the fair value of the investment.  Inputs used to determine the fair value of Level 3 securities include security specific inputs such as: credit quality, credit rating spreads, issuer news, trading characteristics, call features or maturity; or industry specific inputs such as trading activity of similar markets or securities, changes in the security’s underlying index or comparable securities’ models.  Level 3 valuations include securities that are priced based on single source broker quotes, where prices may be unavailable due to halted trading, restricted to resale due to market events, newly issued or for which reliable quotes are not available.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes each Fund's investments in securities and other financial instruments as of January 31, 2010 by valuation level.

	Assets - Securities
	Level 1	Level 2	Level 3	Total
JNL/PPM America Total Return Fund
Common Stocks	$ 40,733	$ -	$ -	$ 40,733
Non-U.S. Government Agency ABS	-	4,092,738	-	4,092,738
Corporate Bond and Notes	-	13,160,083	472,874	13,632,957
Government and Agency Obligations	-	6,721,327	-	6,721,327
Short-Term Securities	5,853,236	-	-	5,853,236
Fund Total	$ 5,893,969	$ 23,974,148	$ 472,874	$ 30,340,991
JNL Money Market Fund
Short-Term Securities	$ 59,428	$ 846,264,010	$ -	$ 846,323,438
Fund Total	$ 59,428	$ 846,264,010	$ -	$ 846,323,438

	Assets - Other Financial Instruments1				Liabilities - Other Financial Instruments1
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
JNL/PPM America Total Return Fund
Open Future Contracts	$ 6,529	$ -	$ -	$ 6,529	$ (4,759)	$ -	$ -	$ (4,759)

1    Investments in other financial instruments include futures contracts which are reflected at the unrealized appreciation/(depreciation) on the contract.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Change In Unreal-
				Total				ized Appreciation
				Realized and				(Depreciation)
	Balance At	Transfers	Transfers	Change in			Balance At	for Level 3
	Beginning of	In	Out	Unrealized			End of	Investments Held
	Period	to Level 3	of Level 3	Gain/(Loss)	Purchases	(Sales)	Period	at End of Period
JNL/PPM America Total Return Fund
Corporate Bond and Notes	$ 318,469	$ -	$ -	$ 10,532	$ 394,446	$(250,573)	$ 472,874	$ 10,659

JNL® Investors Series Trust
Notes to the Schedules of Investments (Unaudited)
January 31, 2010

Tax Matters - As of January 31, 2010, the cost of investments and the components of net unrealized appreciation/(depreciation) for U.S. federal income tax purposes were as follows:
	Tax	Gross	Gross	Net Unrealized
	Cost of	Unrealized	Unrealized	Appreciation/
	Investments	Appreciation	Depreciation	(Depreciation)
JNL/PPM America Total Return Fund	$28,484,061	$1,897,679	$(40,749)	$1,856,930
JNL Money Market Fund	846,323,438	-	-	-

Investments in affiliates - The following table reflects the JNL/PPM America Total Return Fund's investment in the JNL Money Market Fund, an affiliate of the Fund, for the period ended January 31, 2010.  Purchase proceeds and sales are not shown for this investment. There was no realized gain or loss relating to transactions for this investment during the period ended January 31, 2010.
JNL Money Market Fund
	Amortized Cost	Amortized	Dividend
	Beginning	Cost End	Income
Fund	of Period	of Period	Received
JNL/PPM America Total Return Fund	$1,835,284	$5,853,236	$560

Futures Contracts – JNL/PPM America Total Return Fund may be subject to interest rate risk in the normal course of pursuing its investment objectives.  The Fund may use futures contracts to manage its exposure to or hedge against changes in interest rates or as an efficient means of adjusting overall exposure as part of its investment strategy.  Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount, known as the "initial margin”.  The Fund receives from or pays to the counterparty an amount of cash equal to the daily fluctuation in the value of the contracts.  Such receipts or payments, known as the "variation margin", are recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of the futures contracts and the possibility the Fund may not be able to enter into a closing transaction because of an illiquid market.  With futures, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearing house, as counterparty to all exchange traded futures, guarantees the future contracts against default.
Open futures contracts held at January 31, 2010 were as follows:
		Unrealized
	Contracts	Appreciation/
JNL/PPM America Total Return Fund	Long	(Depreciation)
U.S. Treasury Note Future, 5-Year
Expiration March 2010	7	$(2,751)
U.S. Treasury Note Future, 10-Year
Expiration March 2010	13	(2,008)
U.S. Treasury Bond Future, 30-Year
Expiration March 2010	2	6,529
		$1,770

Item 2.  Controls and Procedures.

(a)
The registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the registrant's filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, is recorded, processed, summarized and reported within the periods specified in the rules and forms of the U.S. Securities and Exchange Commission. Such information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within ninety (90) days prior to the filing date of this Quarterly Schedule of Portfolio Holdings on Form N-Q, the registrant had carried out an evaluation, under the supervision and with the participation of the registrant's management, including the registrant's principal executive officer and the registrant's principal financial officer, of the effectiveness of the design and operation of the registrant's disclosure controls and procedures. Based on such evaluation, the registrant's principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures are effective.

(b)
There have been no significant changes in the registrant’s internal controls over financial reporting during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal controls over financial reporting.  There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Quarterly Schedule of Portfolio Holdings on Form N-Q.

Item 3.  Exhibits.

The certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JNL Investors Series Trust

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	March 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	March 30, 2010

By:	/s/ Daniel W. Koors
Daniel W. Koors
Principal Financial Officer

Date:	March 30, 2010

Exhibit List

Exhibit 3(a):	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Exhibit 3(b):	Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.